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                                                                    EXHIBIT 10.5



                             CONTRIBUTION AGREEMENT


         This contribution agreement (the "AGREEMENT"), is made as of April 1, 2004, by and between Splinex LLC, a Florida limited liability company (the "PARENT"), and Splinex Technology Inc., a Delaware corporation (the "OPERATING COMPANY").

         WHEREAS, the Parent currently owns various assets including, without limitation, certain intellectual property (the "IP"), and has incurred various liabilities, in connection with its business (the "BUSINESS") of exploiting the IP and developing, marketing and selling computer software products for commercial and residential use in connection therewith;

         WHEREAS, the Parent has been in the development phase of the Business and currently desires to restructure the operations of the Business to prepare for certain aspects of the operational phase of the Business, including, without limitation, facilitating entering into a stock option plan for current and future employers;

         WHERAS, the Parent desires to transfer all of its assets and liabilities to the Operating Company in consideration for the issuance of all of the issued and outstanding stock of the Operating Company in a transaction that qualifies as a tax-free incorporation pursuant to Section 351(a) of the Internal Revenue Code (the "CODE"); and

         WHEREAS, the Parent currently intends to maintain "control" of the Operating Company, as such term is defined in Section 368(c) of the Code.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby mutually covenant and agree as follows:

         1. ASSIGNMENT OF ASSETS AND LIABILITIES OF THE BUSINESS.

         Simultaneously with executing this Agreement, the Parent shall contribute, assign and transfer to the Operating Company, and the Operating Company shall accept, all of the Parent's assets and liabilities (such assets and liabilities, collectively, the "CONTRIBUTED PROPERTY") as of the date hereof, free and clear of all liens, claims, encumbrances and restrictions of any kind whatsoever.

         2. ISSUANCE OF STOCK. In consideration for the Parent's contribution of the Contributed Property to the Operating Company pursuant to Section 1, the Company has issued to the Parent 1,000 shares of Common Stock in the Operating Company, representing 100% of the issued and outstanding stock of the Operating Company, free and clear of any liens, claims, encumbrances and restrictions of any kind whatsoever.

         3. REPRESENTATIONS AND WARRANTIES OF THE PARENT. The Parent hereby represents and warrants to and for the benefit of the Operating Company as of the Execution Date, with full knowledge that the Operating Company is relying upon the same, as follows:

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         (a) ORGANIZATION OF THE PARENT. The Parent is a limited liability company duly formed, validly existing, and in active status under the laws of the State of Florida, with full limited liability company power and authority to carry on the business in which it is engaged, to own the property owned by it and to perform its obligations under this Agreement.

         (b) AUTHORIZATION. The transactions contemplated by this Agreement have been duly authorized and approved by the Board of Managers of the Parent and by all of the members of the Parent, and no other limited liability company act, approval or proceeding on the part of the Parent is required to authorize the execution and delivery of this Agreement by the Parent or for the consummation of the contemplated transactions. The Parent has the full power, right and authority to enter into and perform its obligations under this Agreement. This Agreement constitutes a valid and binding agreement of the Parent enforceable in accordance with its terms.

         (c) TITLE TO CONTRIBUTED PROPERTY. Except for liens for taxes not yet due, if any, the Parent has good, valid and marketable title to all of the Contributed Property, free and clear of all liens, claims, encumbrances and restrictions of any kind whatsoever.

         (d) CONDITION OF ASSETS. All of the Contributed Property is in good condition and repair, ordinary wear and tear excepted, and conforms with all applicable laws, ordinances and regulations of all federal, state and local governmental agencies and authorities where the failure to conform to those laws, ordinances and regulations would have a material adverse effect on the Business or the Contributed Property, and the Parent has not received notice of any breach or violation of any of those laws, ordinances or regulations.

         (e) BROKERS. No broker or finder has been employed by the Parent in connection with the negotiations relative to this Agreement. All negotiations relative to this Agreement have been carried on directly by the Parent without the intervention of any third party other than legal counsel or accountants for the Parent.

         4. REPRESENTATIONS AND WARRANTIES OF THE OPERATING COMPANY. The Operating Company hereby represents and warrants to and for the benefit of the Parent as of the Execution Date, with full knowledge that the Parent is relying upon the same, as follows:

         (a) ORGANIZATION OF THE OPERATING COMPANY. The Operating Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on the business in which it is engaged, to own the property owned by it and to perform its obligations under this Agreement.

         (b) AUTHORIZATION. The transactions contemplated by this Agreement have been duly authorized and approved by the Operating Company, and no other corporate act, approval or proceeding on the part of the Operating Company is required to authorize the execution and delivery of this Agreement by the Operating Company or for the consummation of the contemplated transactions. The Operating Company has the requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement constitutes a valid and binding agreement of the Operating Company enforceable in accordance with its terms.

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         (c) CAPITALIZATION. The Operating Company has 10,000,000 shares of authorized common stock and 5,000,000 shares of authorized preferred stock. Upon consummation of the transactions contemplated hereby, including the issuance of the common stock to the Parent pursuant to the terms of this Agreement the Operating Company will have 1,000 shares of issued and outstanding common stock.

         (d) BROKERS. No broker or finder has been employed by the Operating Company in connection with the negotiations relative to this Agreement. All negotiations relative to this Agreement have been carried on directly by the Operating Company without the intervention of any third party other than legal counsel or accountants for the Operating Company.

         5. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Parent in Section 3 hereof and made by the Operating Company in Section 4 hereof shall survive the execution of this Agreement and the consummation of the transactions contemplated hereby.

         6. COVENANTS AND AGREEMENTS OF THE PARENT. The Parent hereby covenants and agrees as follows:

         (a) LICENSES. The Parent shall assign, convey and/or transfer to the Operating Company each and all of the licenses, permits and operating authorizations necessary to operate the Business.

         (b) CONSENTS. The Parent will use its best efforts to obtain the consents and approvals which are necessary for the valid transfer and assignment of the assets, including any intangible assets, and liabilities of the Business to the Operating Company.

         (c) FURTHER ASSURANCES. Each of the Parent and the Operating Company, at the closing of the transactions contemplated hereby, or at any time or times thereafter, upon request of any party hereto, will execute such additional instruments, documents or certificates as either party deems reasonably necessary in order to effect the transactions contemplated hereby.

         7. DELIVERY OF DOCUMENTS.

         (a) DOCUMENTS DELIVERED BY THE PARENT. Simultaneously with the execution of this Agreement, the Parent shall deliver, or cause to be delivered, to the Operating Company the following:

                  (i) all documents or instruments of conveyance, transfers or assignments, and consents and approvals by the parties (other than the Parent) to transfer all of the Contributed Property to the Operating Company, as shall be necessary or appropriate to vest in, convey or assign to the Operating Company full, complete, good and marketable title to the Contributed Property including, without limitation, that certain (x) Global Bill of Sale and Assignment and Assumption Agreement (the "GLOBAL ASSIGNMENT") and (y) the Assignment and Assumption of the Employment Agreements; and

                  (ii) all books and records of the Parent related to the conduct of the Business.

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         (b) DOCUMENTS DELIVERED BY THE OPERATING COMPANY. The Operating Company
shall deliver or cause to be delivered to the Parent the following:

                  (i) all documents, agreement or instruments to accept the transfer of all of the Contributed Property to the Operating Company, as shall be necessary or appropriate to vest in, convey or assign to the Operating Company full, complete, good and marketable title to the Contributed Property, including, without limitation, (x) a counterpart to the Global Assignment and (y) a counterpart to the Assignment and Assumption of Employment Agreements; and

                  (ii) a stock certificate evidencing the issuance of 1,000 shares of common stock in the Operating Company.

         8. MISCELLANEOUS.

         (a) NOTICES. All notices, demands or communication under this Agreement must be in writing, and shall be deemed to have been effectively given when: (i) personally delivered; (ii) two (2) days after posting in the United States mails via prepaid, certified mail, return receipt requested; or (iii) one (1) day after dispatch via overnight courier service, addressed as follows:

If to the Parent:
         Splinex LLC
         550 Cypress Creek Road, Suite 410
         Ft. Lauderdale, Florida  33309

with a copy to:
         White & Case LLP
         Wachovia Financial Center
         200 South Biscayne Boulevard, Suite 4900
         Miami, Florida 33131-2352
         Attention:  Victor Alvarez, Esq.

If to the Operating Company:
         Splinex Technology Inc.
         550 Cypress Creek Road, Suite 410
         Ft. Lauderdale, Florida  33309

with a copy to:
         White & Case LLP
         Wachovia Financial Center
         200 South Biscayne Boulevard, Suite 4900
         Miami, Florida 33131-2352
         Attention: Victor M. Alvarez, Esq.

or to any other address as any party may designate by written notice of the other parties.



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         (b) MODIFICATION. No amendment or modification to this Agreement shall be binding on any party, unless the amendment or modification is in writing and executed by all of them with the same formality as this Agreement.

         (c) SUCCESSORS. This Agreement shall be binding upon the parties, their heirs, administrators, successors, executors and assigns. The parties agree that they and their respective heirs, executors, successors, administrators and assigns will execute any and all instruments, releases, assignments and consents that may be reasonably required of them to execute the provisions of this Agreement.

         (d) COUNTERPARTS. This Agreement may be executed in several counterparts, including facsimile counterparts, each of which shall serve as an original for all purposes, but all copies of which shall constitute but one and the same Agreement.

         (e) HEADINGS. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of its provisions.

         (f) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the contemplated transactions, and it is agreed that any prior oral or written agreements are null and void.

         (g) SEVERABILITY. The invalidity of any one or more of the words in this Agreement shall not affect the enforceability of the remaining portions of this Agreement, all of which are inserted conditionally on their being valid in law.

         (h) NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties and their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

         (i) PREVAILING PARTY. If the parties to this Agreement are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing parties its reasonable attorneys' and paralegals' fees, costs and expenses incurred in enforcing its rights, at pre-trial, trial and appellate levels.

         (j) CONSTRUCTION. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted, including any presumption of superior knowledge or responsibility based upon a party's business or profession or any professional training, experience, education or degrees of any member, agent, officer or employee of any party.

         (k) NUMBER, GENDER AND TERMINOLOGY. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. All personal pronouns used in this Agreement, whether used in the


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masculine, feminine or neuter gender, shall include all other applicable genders, the singular shall include the plural, and vice versa. Titles of schedules, and sections are for convenience only and neither limit nor amplify the provisions of this Agreement.

         (l) NO WAIVER. No failure of any party to exercise any power given that party under this Agreement or to insist upon strict compliance by the other party to its obligations under this Agreement, and no custom or practice of the parties in variance with the terms of this Agreement shall constitute a waiver of any party's right to demand exact compliance with the terms of this Agreement.

         (m) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, without regard to its conflicts of laws principles.

         (n) SCHEDULES, EXHIBITS, SECTIONS AND ARTICLES. All exhibits or schedules attached to this Agreement shall be deemed part of this Agreement and incorporated into this Agreement, as if fully contained in it. All references in this Agreement to this Agreement shall include all of the schedules attached to this Agreement.

         (o) JURISDICTION; VENUE; INCONVENIENT FORUM; WAIVER OF JURY TRIAL. ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT IN RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA, AND THE PARTIES ACCEPT THE EXCLUSIVE PERSONAL JURISDICTION OF THOSE COURTS FOR THE PURPOSE OF ANY SUIT, ACTION OR PROCEEDING. IN ADDITION, THE PARTIES KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR LATER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY JUDGMENT ENTERED BY ANY COURT BROUGHT IN THE STATE OF FLORIDA, AND FURTHER, KNOWINGLY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUIT, ACTION OR PROCEEDING BROUGHT IN THE STATE OF FLORIDA HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY WAIVES ALL RIGHTS TO ANY TRIAL BY JURY IN ALL LITIGATION RELATING TO OR ARISING OUT OF THIS AGREEMENT. THIS PROVISION SHALL SURVIVE CLOSING.

                           (signature page to follow)




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         IN WITNESS WHEREOF, the parties hereto have made and entered into this
Agreement as of the date first set forth above.

                                   SPLINEX, LLC


                                   By: /s/ Peter Novak
                                      ----------------------------------------
                                   Name: Peter Novak
                                      ----------------------------------------
                                   Title: Manager
                                      ----------------------------------------

                                   SPLINEX TECHNOLOGY INC.


                                   By: /s/ Peter Novak
                                      ----------------------------------------
                                   Name: Peter Novak
                                      ----------------------------------------
                                   Title: President
                                      ----------------------------------------



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